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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 13, 2000
                Date of report (Date of earliest event reported)


                                 TELIDENT, INC.
               (Exact Name of Registrant as Specified in Charter)



        MINNESOTA                  0-20887                      41-1533060
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)            Identification Number)




                        TEN SECOND STREET N.E., SUITE 212
                          MINNEAPOLIS, MINNESOTA 55413
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 623-0911
              (Registrant's Telephone Number, including Area Code)





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ITEM 5            OTHER EVENTS


         On March 13, 2000, the Nasdaq Stock Market notified Telident that it has found Telident to be in compliance with the minimum bid price requirement as well as all other requirements for continued listing on the Nasdaq SmallCap Market. Accordingly, the Nasdaq Stock Market has canceled Telident's March 23, 2000 hearing before the Nasdaq Listing Qualifications Panel and has closed the hearing file regarding Telident's delisting from the Nasdaq SmallCap Market.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 14, 2000.


                                 TELIDENT, INC.

                                 By: /s/ Bruce H. Senske
                                    --------------------
                                         Bruce H. Senske
                                         Interim Chief Executive Officer














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